Exhibit 10.2

Execution Version

FORM OF KATAPULT STOCKHOLDER SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”), dated as of December 11, 2025, is by and among Katapult Holdings, Inc., a Delaware corporation (“Katapult”), CCF Holdings LLC (“CCFI”), a Delaware limited liability company (“CCFI”), Aaron’s Intermediate Holdco, Inc., a Delaware corporation (“Aaron’s”), and the undersigned holder (the “Stockholder”) of securities of Katapult.

WHEREAS, concurrently with the execution and delivery of this Agreement, Katapult, Katapult Merger Sub 1, Inc., a Delaware corporation and indirect wholly-owned subsidiary of Katapult (“Merger Sub 1”), Katapult Merger Sub 2, LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Katapult (“Merger Sub 2”), CCFI and Aaron’s are entering into an Agreement and Plan of Merger (as the same may be amended from time to time in accordance with its terms, the “Merger Agreement”), which provides, among other things, for Merger Sub 1 to merge with and into Aaron’s, with Aaron’s continuing as the surviving corporation and indirect wholly-owned subsidiary of Katapult (the “Aaron’s Merger”), and Merger Sub 2 to merge with and into CCFI, with CCFI continuing as the surviving limited liability company and indirect wholly-owned subsidiary of Katapult (the “CCFI Merger” and together with the Aaron’s Merger, collectively the “Mergers”), upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement);

WHEREAS, as of the date hereof, the Stockholder owns, beneficially or of record, the number and type of shares of Katapult Capital Stock set forth opposite the Stockholder’s name on the signature page hereto (all shares set forth on the signature page, together with any shares of Katapult Capital Stock that are hereafter issued to or otherwise acquired or owned, beneficially or of record, including upon exercise of Katapult Options, Katapult Warrants or securities convertible into or exercisable or exchangeable for Katapult Capital Stock, by the Stockholder prior to the termination of this Agreement being referred to herein as the “Subject Shares”); and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, CCFI and Aaron’s have required that Katapult and the Stockholder, and as an inducement and in consideration therefor, Katapult and the Stockholder (in the Stockholder’s capacity as a holder of the Subject Shares) have agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

VOTING AGREEMENT; GRANT OF PROXY

The Stockholder hereby covenants and agrees that during the Support Period (as defined below):

1.1. Voting of Subject Shares and Support of Contemplated Transactions. At every meeting of the stockholders of Katapult (“Katapult Stockholders”), however called, and at every adjournment or postponement thereof (or pursuant to a written consent if Katapult Stockholders act by written consent in lieu of a meeting), the Stockholder shall, or shall cause the holder of record on any applicable record date to, be present (in person or by proxy) and to vote or provide written consents with respect to the Subject Shares (a) in favor of (i) the approval of the Katapult Stock Issuance Proposal, (ii) any proposal to adjourn the Katapult Stockholders’ Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Katapult Stock Issuance Proposal, and (iii) any other matter necessary to consummate the transactions contemplated by the Merger Agreement that are considered and voted upon by Katapult Stockholders; and (b) against any Acquisition Proposal.

1.2. No Inconsistent Arrangements. Except as provided hereunder, the Stockholder shall not, directly or indirectly, (a) create any Encumbrance other than restrictions imposed by applicable Law or pursuant to this Agreement on any Subject Shares, (b) transfer, sell, assign, gift or otherwise dispose of (collectively, “Transfer”), or enter into any contract with respect to any Transfer of the Subject Shares or any interest therein, (c) grant or permit the grant of any proxy, power of attorney or other authorization in or with respect to the Subject Shares, (d) deposit or permit the deposit of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Shares or (e)  take any action that would make any representation or warranty of the Stockholder herein untrue or incorrect in any material respect, or have the effect of preventing the Stockholder from performing its obligations hereunder. Notwithstanding the foregoing, the Stockholder may make Transfers of Subject Shares:

(i)	if the undersigned is a natural person, (A) to any person related to the undersigned by blood or adoption who is an immediate family member of the undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the direct or indirect benefit of the undersigned or any of the undersigned’s Family Members, (B) to the undersigned’s estate, following the death of the undersigned, by will, testamentary document or intestate succession, (C) by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement or (D) to any partnership, corporation or limited liability company which is controlled by the undersigned and/or by any such Family Member(s);

(ii)	if the undersigned is a corporation, partnership or other business entity, (A) to another corporation, partnership or other business entity that is an affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including investment funds or other entities under common control or management with the undersigned or (B) as a distribution or dividend to equity holders (including, without limitation, general or limited partners and members) of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders);

(iii)	if the undersigned is a trust, to any grantors or beneficiaries of the trust; or

(iv)	as a bona fide gift to a charitable organization,

provided that, each donee, heir, beneficiary or other transferee or distributee, prior to the date of such Transfer, shall sign and deliver to Katapult, CCFI and Aaron’s an agreement in substantially the form of this Agreement with respect to the Subject Shares that have been so transferred or distributed promptly upon the consummation of any such transfer.

1.3. Documentation and Information. The Stockholder shall permit and hereby authorizes Katapult, CCFI and Aaron’s to publish and disclose in (i) all documents and schedules filed with the SEC, and (ii) any press release or other disclosure document, in either case, that Katapult, CCFI or Aaron’s reasonably determines to be required to be disclosed by applicable Law in connection with the Mergers and any transactions contemplated by the Merger Agreement, the Stockholder’s identity and ownership of the Subject Shares and the nature of the Stockholder’s commitments and obligations under this Agreement. The Stockholder acknowledges that Katapult, in its sole discretion, may file this Agreement or a form hereof with the SEC or any other Governmental Authority.

1.4. Irrevocable Proxy. The Stockholder  hereby revokes (or agrees to cause to be revoked) any proxies that the Stockholder has heretofore granted with respect to the Subject Shares. In the event, but only in the event, that the Stockholder fails to comply with any of its obligations set forth in Section 1.1 at the applicable meeting of Katapult Stockholders or in connection with an applicable action sought to be taken by written consent of Katapult Stockholders without a meeting, then in such event the Stockholder hereby irrevocably appoints each of CCFI and Aaron’s, and any individual designated in writing by CCFI or Aaron’s, as attorney-in-fact and proxy for and on behalf of the Stockholder, for and in the name, place and stead of the Stockholder, to: (a) attend any and all such meetings of Katapult Stockholders where the Stockholder’s obligations set forth in Section 1.1 are applicable, (b)  vote, express consent or dissent or issue instructions to the record holder to vote the Subject Shares in accordance with the provisions of Section 1.1 at any and all such meetings of Katapult Stockholders or in connection with any such action(s) sought to be taken by written consent of Katapult Stockholders without a meeting where the Stockholder’s obligations set forth in Section 1.1 are applicable and (c) grant or withhold, or issue instructions to the record holder to grant or withhold, consistent with the provisions of Section 1.1, all written consents with respect to the Subject Shares at any and all meetings of Katapult Stockholders or in connection with any action sought to be taken by written consent without a meeting where the Stockholder’s obligations set forth in Section 1.1 are applicable. CCFI and Aaron’s each agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement and for the avoidance of doubt, the Stockholder shall at all times retain the right to vote the Stockholder’s Subject

Shares (or to direct how such Subject Shares shall be voted) in the Stockholder’s sole discretion on matters other than the matters in Section 1.1. The foregoing proxy: (x) shall be deemed to be a proxy coupled with an interest, is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of the Stockholder, as applicable) until the termination of this Agreement pursuant to Section 4.2; (y) shall not be terminated by operation of law or upon the occurrence of any other event other than the termination of this Agreement pursuant to Section 4.2; and (z) shall revoke any and all prior proxies or powers of attorney granted by the Stockholder and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Stockholder with respect thereto. The Stockholder authorizes such attorney and proxy to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of Katapult. The Stockholder hereby affirms that the proxy set forth in this Section 1.4 is given in connection with and granted in consideration of and as an inducement to CCFI and Aaron’s to enter into the Merger Agreement and that such proxy is given to secure the obligations of the Stockholder under Section 1.1. The proxy set forth in this Section 1.4 is executed and intended to be irrevocable, subject, however, to its automatic termination upon the termination of this Agreement pursuant to Section 4.2.

1.5. No Solicitation of Transactions. The Stockholder shall not, directly or indirectly, through any officer, director or other agent, take any action that Katapult is prohibited from taking pursuant to Section 5.5 of the Merger Agreement. The Stockholder hereby represents and warrants that it, he or she has read Section 5.5 of the Merger Agreement and agrees not to facilitate or participate in any actions prohibited thereby.

1.6 Support Period. The “Support Period” shall commence on the date hereof and continue until (and terminate upon) the earlier of (a) the time (if any) at which the Katapult Board shall have made a Katapult Board Adverse Recommendation Change in accordance with the Merger Agreement, (b) the termination of the Merger Agreement in accordance with its terms or (c) the Closing.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder represents and warrants to CCFI and Aaron’s that:

2.1. Authorization; Binding Agreement. The Stockholder has all requisite legal capacity, right and authority to execute and deliver this Agreement and to perform the Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. The Stockholder has full power and authority to execute, deliver and perform this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder, and constitutes a valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to (a) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) Laws of general application relating to bankruptcy, insolvency, the relief of debtors, fraudulent transfer, reorganization, moratorium and other similar Laws of general applicability relating to or affecting creditor’s rights (the “General Enforceability Exceptions”).

2.2. Ownership of Subject Shares; Total Shares. The Stockholder is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Subject Shares and has good and valid title to the Subject Shares free and clear of any Encumbrances (including any voting trust or other agreement with respect to the voting or transfer of the Subject Shares), except as (a) provided in the Merger Agreement and hereunder, (b) pursuant to any applicable restrictions on transfer under the Securities Act and (c) as provided in the certificate of incorporation or bylaws of Katapult. The Subject Shares listed opposite the Stockholder’s name constitute all of the shares of Katapult Capital Stock owned by the Stockholder, beneficially or of record, as of the date hereof. Except pursuant to this Agreement and the Merger Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Subject Shares. If the Stockholder is a natural person who is married and resides in a community property state, then such Unitholder’s spouse has executed and delivered to Katapult a spousal consent in the form attached hereto as Annex A concurrent with the execution and delivery of this Agreement.

2.3. Voting Power. Except as set forth on the signature page hereto, the Stockholder has full voting power, with respect to the Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein, in each case with respect to all of the Subject Shares. None of the Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of the Subject Shares, except as provided hereunder.

2.4. Reliance. The Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of the Stockholder’s own choosing. The Stockholder understands and acknowledges that CCFI and Aaron’s are entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement. The Stockholder represents and acknowledges that, except as expressly set forth herein, none of Katapult, CCFI and Aaron’s, and their respective affiliates, principals, equityholders, partners, employees and agents, has made any express or implied representations or warranties of any nature, and that the Stockholder has not relied upon and will not be entitled to rely upon any express or implied representations or warranties of any nature made by or on behalf of Katapult, CCFI or Aaron’s, or any of their respective affiliates, principals, equityholders, partners, employees and agents, whether or not any such representations, warranties or statements were made in writing or orally.

2.5. Finder’s Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Katapult, Merger Sub 1, Merger Sub 2, CCFI or Aaron’s in respect of this Agreement based upon any Contract made by or on behalf of the Stockholder, solely in the Stockholder’s capacity as a Stockholder of Katapult.

2.6. Absence of Litigation. With respect to the Stockholder, as of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of the Stockholder, threatened against, the Stockholder or any of the Stockholder’s properties or assets (including the Subject Shares) that could reasonably be expected to prevent, delay or impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF KATAPULT, CCFI AND AARON’S

3.1. Katapult Representations and Warranties. Katapult represents and warrants to the Stockholder that:

a. Organization; Authorization. Katapult is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The consummation of the transactions contemplated hereby is within Katapult’s corporate powers and has been duly authorized by all necessary corporate actions on the part of Katapult. Katapult has full power and authority to execute, deliver and perform this Agreement.

b. Binding Agreement. This Agreement has been duly authorized, executed and delivered by Katapult and constitutes a valid and binding obligation of Katapult enforceable against Katapult in accordance with its terms, subject to the General Enforceability Exceptions.

3.2. CCFI Representations and Warranties. CCFI represents and warrants to the Stockholder that:

a. Organization; Authorization. CCFI is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware. The consummation of the transactions contemplated hereby is within CCFI’s limited liability company powers and has been duly authorized by all necessary limited liability company actions on the part of CCFI. CCFI has full power and authority to execute, deliver and perform this Agreement.

b. Binding Agreement. This Agreement has been duly authorized, executed and delivered by CCFI and constitutes a valid and binding obligation of CCFI enforceable against CCFI in accordance with its terms, subject to the General Enforceability Exceptions.

3.3. Aaron’s Representations and Warranties. Aaron’s represents and warrants to the Stockholder that:

a. Organization; Authorization. Aaron’s is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The consummation of the transactions contemplated hereby is within Aaron’s corporate powers and has been duly authorized by all necessary corporate actions on the part of Aaron’s. Aaron’s has full power and authority to execute, deliver and perform this Agreement.

b. Binding Agreement. This Agreement has been duly authorized, executed and delivered by Aaron’s and constitutes a valid and binding obligation of Aaron’s enforceable against Aaron’s in accordance with its terms, subject to the General Enforceability Exceptions.

ARTICLE IV

MISCELLANEOUS

4.1. Notices. All notices, requests and other communications to the parties hereunder shall be in writing (including via electronic mail or facsimile transmission) and shall be given, (a) if to Katapult, CCFI or Aaron’s, in accordance with the provisions of the Merger Agreement and (b) if to the Stockholder, to the Stockholder’s address, email address or facsimile number set forth on a signature page hereto, or to such other address or facsimile number as the Stockholder may hereafter specify in writing to Katapult, CCFI and Aaron’s for the purpose by notice to Katapult, CCFI and Aaron’s.

4.2. Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earlier of (a) the termination of the Merger Agreement in accordance with its terms, (b) the CCFI Merger Effective Time, (c) any modification, waiver or amendment to any provision of the Merger Agreement that is effected without the Stockholder’s prior written consent and that reduces the merger consideration or changes the form of consideration being offered to Katapult stockholders under the Merger Agreement, or (d) the mutual written agreement of the parties to terminate this Agreement. Upon termination of this Agreement, none of the representations and warranties in this Agreement or in any schedule or other document delivered pursuant to this Agreement shall survive and the parties shall not have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 4.2 shall relieve any party from liability for any breach of this Agreement prior to termination hereof and (y) the provisions of this Article IV shall survive any termination of this Agreement.

4.3. Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.4. Binding Effect; Benefit; Assignment. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any person other than the parties hereto and their respective successors and assigns. Each party hereto may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto.

4.5. Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or suit between any of the parties hereto arising out of or relating to this Agreement or any of the transactions contemplated herein: (a) each of the parties (i) irrevocably submits itself to the jurisdiction of the Court of Chancery of the State of Delaware or, (ii) to the extent such court does not have jurisdiction, the United States District Court of the District of Delaware, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, in any suit, action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated herein, (b) agrees that every such suit, action or proceeding shall be brought, heard and determined exclusively in such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (d) agrees not to bring any suit, action or proceeding arising out of or relating to this Agreement or the Contemplated Transactions in any other court, and (e) waives any defense of inconvenient forum to the maintenance of any suit, action or proceeding so brought. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.5.

4.6. Counterparts. The parties may execute this Agreement in one or more counterparts, each of which will be deemed an original and all of which, when taken together, will be deemed to constitute one and the same agreement. Any signature page hereto delivered by facsimile machine or by e-mail (including by electronic signature, in portable document format (pdf), as a joint photographic experts group (jpg) file, or otherwise) shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto and may be used in lieu of the original signatures for all purposes. Each party that delivers such a signature page agrees to later deliver an original counterpart to the other party that requests it.

4.7. Entire Agreement. Other than, with respect to Katapult, Aaron’s and CCFI, as set forth in the Merger Agreement, this Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to its subject matter.

4.8. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

4.9. Specific Performance. The parties hereto agree that CCFI and Aaron’s would be irreparably damaged if for any reason the Stockholder fails to perform any of its obligations under this Agreement and that Katapult and CCFI may not have an adequate remedy at law for money damages in such event. Accordingly, CCFI and Aaron’s shall be entitled to specific performance and injunctive and other equitable relief to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity, in each case without posting bond or other security, and without the necessity of proving actual damages.

4.10. Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

4.11. No Presumption. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

4.12. Further Assurances. Each of the parties hereto will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable Law to perform their respective obligations as expressly set forth under this Agreement.

4.13. Interpretation. Unless the context otherwise requires, as used in this Agreement: (a) “or” is not exclusive; (b) “including” and its variants mean “including, without limitation” and its variants; (c) words defined in the singular have the parallel meaning in the plural and vice versa; (d) words of one gender shall be construed to apply to each gender; and (e) the terms “Article,” “Section” and “Schedule” refer to the specified Article, Section or Schedule of or to this Agreement.

4.14. Capacity as Stockholder. The Stockholder signs this Agreement solely in the Stockholder’s capacity as a Stockholder of Katapult, and not in the Stockholder’s capacity as a director, officer or employee of Katapult or any of its Subsidiaries or in the Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of Katapult in the exercise of his or her fiduciary duties as a director or officer of Katapult or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of Katapult or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary.

4.15. No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a legally binding contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Merger Agreement is executed by all parties thereto, and (b) this Agreement is executed by all parties hereto.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

Katapult Holdings, Inc.

By:
Name:
Title:

CCF Holdings LLC

By:
Name:
Title:

Aaron’s Intermediate Holdco, Inc.

By:
Name:
Title:

[Signature Page to Katapult Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER:

(Print Name of Stockholder)

(Signature)

(Print name and title if signing on behalf of an entity)

(Print Address)

(Print Address)

(Print Telephone Number)

Subject Shares beneficially owned on the date hereof:

_________ shares of Katapult Capital Stock

[Signature Page to Katapult Support Agreement]

Annex D

Spousal Consent

The undersigned represents and warrants that the undersigned is the spouse of:

Name of Stockholder

and that the undersigned is familiar with the terms of the support agreement (the “Agreement”), dated as of [ ], 2025, among Katapult Holdings, Inc., CCF Holdings, LLC, Aaron’s Intermediate Holdco, Inc. and any other parties signatory thereto. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned further agrees that the undersigned’s community property interest or quasi community property interest in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement, and that the Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest or quasi community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: , 2025
Name: